SUBSCRIPTION AGREEMENT

        This Subscription Agreement (this “Agreement”), dated effective as of October 15, 2004, by and between Ener1, Inc., a Florida corporation (together with its successors and permitted assigns, the “Issuer”), and the undersigned investor (together with its successors and permitted assigns, the “Investor”).

RECITALS

        Subject to the terms and conditions of this Agreement, the Investor desires to subscribe for and purchase, and the Issuer desires to issue and sell to the Investor, 150,000 shares (the “Shares”) of the Issuer’s Series B 7% Convertible Preferred Stock, par value USD .01 per share (the “Series B Preferred”), having a face value of USD 100.00 per share (said Series B Preferred being further described in the Certificate of Designations attached hereto as Exhibit A), said Series B Preferred and warrants (the “Warrants,” and together with the Series B Preferred, the “Securities”) to purchase (i) 4,166,666 shares of the Issuer’s common stock, par value $0.01 per share, at an exercise price of $1.25 per share, and (ii) 4,166,666 shares of the Issuer’s common stock, par value $0.01 per share, at an exercise price of $1.50 per share (collectively, the “Common Stock”), the terms of the Warrants being more fully described in the forms thereof, attached hereto as Exhibit B and C, respectively. The Issuer is offering the Securities in a private placement (the “Private Placement”) to the Investor for an aggregate purchase price of Fifteen Million United States Dollars (USD 15,000,000 (the “Purchase Price”), and on the other terms and conditions contained in this Agreement, including its exhibits.

TERMS OF AGREEMENT

        In consideration of the mutual representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1
SUBSCRIPTION AND ISSUANCE OF SECURITIES

        1.1 Subscription and Issuance of Securities. Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to the Investor and the Investor subscribes for and will purchase from the Issuer the Securities set forth in the above recital.

        1.2 Legend. Any certificate or certificates representing the Securities shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 2
CLOSING

        2.1 Closing. The closing of the transaction shall take place on October 15, 2004. The Closing shall take place at a location or locations agreed to between the parties hereto. In the Closing, the Issuer and Investor shall exchange fax signatures and subsequently exchange executed hardcopies of the agreements contemplated herein. The Investor shall wire to the Issuer USD 15,000,000 in accordance with the below wire transfer instructions, upon receipt of the Issuer’s signature via facsimile on this Subscription Agreement, Certificate of Designations and the Warrants. The Investor and the Issuer shall exchange hard copy signed versions of this Agreement and the other agreements contemplated herein via international overnight courier, and the Issuer shall also send to the Investor original stock certificates for the Series B Preferred in denominations of 150,000 shares within ten (10 days of receipt of the above wired payment.

Wire Transfer Instructions:

Wachovia Bank NA
200 South Biscayne Blvd., 15th Floor
Miami, FL 33131
Phone: 305-789-5036
Acct Manager:  John Costa

SWIFT:  PNBPUS33CHA
ABA:    063000021
Acct:  2000016080449Acct
Name:  Ener1 Inc Money Market

Beneficiary:

Ener1, Inc.
500 W. Cypress Creek Road, Suite 100
Fort Lauderdale, FL  33309
Phone:  954-556-4020

        2.2 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written consent of the Issuer and the Investor;

    (b)        by the Investor, upon a material breach of any material representation, warranty, covenant, or agreement on the part of the Issuer set forth in this Agreement, or if any material representation and warranty of the Issuer shall have become untrue in any material respect, in either case such that the conditions in Section 6.1 would be incapable of being satisfied by the date of the Closing; or

    (c)        by the Issuer, upon a material breach of any material representation and warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or if any material representation and warranty of the Investor shall have become untrue in any material respect, in either case such that the conditions in Section 6.2 would be incapable of being satisfied by the date of the Closing.

        2.3 Effect of Termination. In the event of termination of this Agreement pursuant to Section 2.2, this Agreement shall forthwith become void, there shall be no liability on the part of the Issuer or the Investor to each other and all rights and obligations of any party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE ISSUER

        As a material inducement to the Investor entering into this Agreement and subscribing for the Shares, the Issuer represents and warrants to the Investor as follows:

        3.1 Corporate Status. The Issuer is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated.

        3.2 Corporate Power and Authority. The Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. The Issuer has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

        3.3 Enforceability. This Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

        3.4 No Violation. The execution and delivery by the Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Issuer with the terms and provisions hereof (including, without limitation, the Issuer’s issuance to the Investor of the Shares as contemplated by and in accordance with this Agreement), will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Articles of Incorporation or By-laws of the Issuer or any material contract to which the Issuer is a party (except to the extent such a default would not, in the case of a contract, have a Material Adverse Effect on the Issuer), or any requirement of law applicable to the Issuer, or result in the creation or imposition of any material lien upon any of the capital stock, properties or assets of the Issuer or any of its subsidiaries (except where such lien would not have a Material Adverse Effect on the Issuer). No consents, filings, authorizations or other actions of any governmental authority are required for the Issuer’s execution, delivery and performance of this Agreement. No consent, approval, waiver or other action by any Person under any contract to which the Issuer is a party or by which the Issuer or any of its properties or assets are bound is required or necessary for the execution, delivery or performance by the Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not have a Material Adverse Effect on the Issuer.

        3.5 Valid Issuance of Securities. Upon payment of the Purchase Price by the Investor and delivery to the Investor of the certificates for the Securities, such Securities will be validly issued, fully paid and non-assessable.

        3.6 SEC Filings and Other Filings. The Issuer has made all filings required to be made by it under the Securities Act and the Exchange Act, and any rules and regulations promulgated thereunder (the “SEC Filings”) and pursuant to any other requirements of law (the “Other Filings”), except for such failures to make any such filings that would not have a material adverse effect on the Issuer. The SEC Filings and the Other Filings, when filed, complied in all material respects with all applicable requirements of the Securities Act, the Exchange Act and other requirements of law. None of the SEC Filings or the Other Filings, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made. The Issuer has made accessible to the Investor true, accurate and complete copies of all SEC Filings which were filed with the SEC. Each balance sheet included in the SEC Filings (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Issuer as of its date, and each of the other financial statements included in the SEC Filings (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations or other information therein of the Issuer for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to adjustments which might be required as a result of year end audit and except as otherwise stated therein).

        3.7 Use of Proceeds. The proceeds of the offering and sale of the Securities of the Issuer offered hereby, net of payment of expenses, will be used by the Issuer for the purchase of common stock in a lithium battery company to be formed by the Issuer and Delphi Automotive Systems, LLC.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

        As a material inducement to the Issuer entering into this Agreement and issuing the Shares, the Investor represents and warrants to the Issuer as follows:

        4.1 Power and Authority. The Investor is an entity duly organized, validly existing and in good standing under the laws of the state or province and country of its incorporation or formation. The Investor has the corporate, partnership or other power and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and consummate the transactions contemplated hereby. The Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

        4.2 No Violation. The execution and delivery by the Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Investor with the terms and provisions hereof, will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate any charter or similar documents of the Investor or any contract to which the Investor is a party or by which it or its properties or assets are bound, or violate any requirement of law applicable to the Investor, other than such violations or defaults which, individually and in the aggregate, do not and will not have a Material Adverse Effect on the Investor.

        4.3 Consents/Approvals. No consents, filings, authorizations or actions of any Governmental Authority are required for the Investor’s execution, delivery and performance of this Agreement. No consent, approval, waiver or other actions by any Person under any contract to which the Investor is a party or by which the Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by the Investor of this Agreement and the consummation of the transactions contemplated hereby.

        4.4 Enforceability. This Agreement has been duly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally and general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity.

        4.5 Investment Intent. The Investor is acquiring the Securities with no present intention of distributing or selling such Securities and further agrees not to transfer such Securities in violation of the Securities Act or any applicable state securities law. The Investor agrees that it will not sell or otherwise dispose of any of the Securities unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel acceptable to the Issuer, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel acceptable to the Issuer, is exempt from registration or qualification under applicable state securities laws. The Investor understands that the offer and sale by the Issuer of the Securities being acquired by the Investor hereunder has not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of the Investor. The Investor acknowledges that pursuant to Section 1.2 of this Agreement a restrictive legend consistent with the foregoing has been or will be placed on the certificates representing the Securities.

        4.6 Accredited Investor. The Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act (a copy of which is attached hereto as Exhibit D), and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

        4.7 Adequate Information. The Investor has received from the Issuer, and has reviewed, such information which the Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Securities.

        4.8 Opportunity to Question. The Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers and verify information obtained in the Investor’s examination of the Issuer.

        4.8 No Other Representations. No oral or written representations have been made to the Investor in connection with the Investor’s acquisition of the Shares which were in any way inconsistent with the information reviewed by the Investor. The Investor acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Issuer, any of its subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Article III hereof.

        4.9 Knowledge and Experience. The Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of new and speculative companies), so as to enable the Investor to utilize the information made available by the Issuer to the Investor in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

        4.10 Independent Decision. The Investor is not relying on the Issuer or on any legal or other opinion in the materials reviewed by the Investor with respect to the financial or tax considerations of the Investor relating to its investment in the Securities . The Investor has relied solely on the representations and warranties, covenants and agreements of the Issuer in this Agreement (including the Exhibits hereto) and on its examination and independent investigation in making its decision to acquire the Securities .

        4.11 Commissions. The Investor has not incurred any obligation for any finder’s or broker’s or agent’s fees or commissions in connection with the transactions contemplated hereby.

        4.12 Information Provided to the Issuer. All information that the Investor has provided to the Issuer concerning its investment in the Securities is true and correct as of the date hereof.

ARTICLE 5COVENANTS

        5.1 Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby. Each of the Investor and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any governmental authority in connection with the consummation of the transactions contemplated hereby. The Issuer and the Investor each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any requirement of law in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any governmental authority to any such transactions. Except as may be specifically required hereunder, neither of the parties hereto or their respective affiliates shall be required to agree to take any action that in the reasonable opinion of such party would result in or produce a Material Adverse Effect on such party. The parties also agree to use best efforts to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby.

        5.2 Compliance with U.S. Securities Laws and Other Laws. Each party hereto shall comply with all applicable U.S. securities laws and other laws, including, without limitation, the filing of all disclosure forms required by such laws and such other reporting of the transactions contemplated herein as may be required by applicable securities laws or other laws.

        5.3 Notification of Certain Matters. Each party hereto shall give prompt notice to the other party of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

        5.4 Conversion and Registration Rights. In the event that the Issuer shall file a registration statement with the U.S. Securities and Exchange Commission subsequent to the issuance of the Series B Preferred hereunder, the Investor shall have the right to convert that number of shares of its Series B Preferred Stock equal to up to 50% of the then unredeemed aggregate Liquidation Value of said Series B Preferred Stock into Common Stock of the Corporation, solely for the purpose of including said Common Stock in said registration and selling said Common Stock in the offering for which said registration is filed. The conversion ratio shall be established by dividing the Liquidation Value per share of Series B Preferred by the Common Stock price established for the Issuer’s Common Stock in the offering. Said rights of conversion and registration shall be subject to the discretion of the underwriters as to the inclusion of said Common Stock in said offering and to the effectiveness of said registration statement.

ARTICLE 6

CONDITIONS TO CLOSING

        6.1 Conditions to the Obligations of the Investor. The obligations of the Investor to proceed with the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

    (a)        Representations and Warranties. Each of the representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Material Adverse Effect on the Issuer.

    (b)        Agreement and Covenants. The Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

    (c)        No Order. No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

        6.2 Conditions to the Obligations of the Issuer. The obligations of the Issuer to proceed with the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

    (a)        Representations and Warranties. Each of the representations and warranties of the Investor contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Material Adverse Effect on the Investor. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

    (b)        Agreement and Covenants. The Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

    (c)        No Order. No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

ARTICLE 7
GENERAL PROVISIONS

        7.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

(a) if to the Issuer to:

         Ener1, Inc.
         500 W. Cypress Creek Road, Suite 100
         Ft. Lauderdale, FL 33309
         Attn: Chief Executive Officer
         Telephone: (954) 556.4020
         Facsimile: (954) 776-5337

         with a copy to:

         Ener1, Inc.
         500 W. Cypress Creek Road, Suite 100
         Ft. Lauderdale, FL 33309
         Attn: General Counsel
         Telephone: (954) 556.4020
         Facsimile: (954) 776-3359

(b) if to the Investor to:

         Cofis Compagnie Fiduciaire S.A.
         Cours des Bastions 4
         Case postale 5325
         CH-1211 Geneve 11
         Attn: Mr. Gerald Calame
         Tel.: +41 (0)22 809 10 70
         Fax : +41 (0)22 809 10 79
         E-mail : g.calame@cofisfiduciaire.ch

         with a copy to: [to be designated by Investor]
         __________________________
         __________________________
__________________________

        7.2 Remedies.

    (a)        Each of the Investor and the Issuer acknowledge that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of such party in this Agreement was not performed in accordance with its terms, and it is therefore agreed that each of the Investor and the Issuer in addition to and without limiting any other remedy or right such party may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of the Investor and the Issuer hereby waive any and all defenses such party may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

    (b)        All rights, powers and remedies under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

        7.3 Entire Agreement. This Agreement (including the Exhibits attached hereto) and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

        7.4 Expenses; Taxes. Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investor) arising out of the issuance of the Securities by the Issuer to the Investor and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

        7.5 Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

        7.6 Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

        7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

        7.8 Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

        7.9 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Florida applicable to contracts executed and to be wholly performed within such State.

        7.10 Severability. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

[SIGNATURES APPEAR ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date first entered above.

ENER1, INC. (ISSUER)

By: _____________________________

Name: Ronald N. Stewart

Title: Executive Vice President,
General Counsel and Secretary

Cofis Compagnie Fiduciaire S.A. (INVESTOR)

By: _____________________________

Name: _____________________________

Title: _____________________________

EXHIBIT A – CERTIFICATE OF DESIGNATIONS

Certificate of Designations
of Series B Preferred Stock
of
Ener1, Inc.
(Pursuant to Section 607.0602 of the
Florida Business Corporation Act)

Series B Convertible Preferred Stock.

    1. Designation.        The designation of this class of Preferred Stock is “Series B Convertible Preferred Stock” (hereinafter, the “Series B Preferred”). The number of shares constituting the Series B Preferred shall be 180,000 shares, with a liquidation value of $100.00 per share (the “Liquidation Value”).

    2. Rank.        The Series B Preferred shall rank: (i) junior to any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to the Series B Preferred; (ii) senior to the Corporation’s common stock, $.01 par value per share (the “Common Stock”); (iii) senior to any class or series of capital stock of the Corporation hereafter created not specifically ranking by its terms senior to the Series B Preferred (collectively, with the Common Stock, the “Junior Securities”); and (iv) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series B Preferred, in each case as to distribution of assets of the Corporation upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (“Parity Securities”).

    3. Dividends.

(a) Dividends shall be payable, to the extent allowed by applicable law and available, on the shares of outstanding Series B Preferred as follows:

(i) Semi-annually, in arrears, on November 1 of each year during which the Series B Preferred shall be outstanding beginning November 1, 2005;

    (ii)               For the first two years after issuance of the Series B Preferred, payment-in-kind, in the form of additional shares of Series B Preferred, at the rate of Seven Percent (7%) of the Liquidation Value.

(iii) Thereafter, in the form of cash at the rate of Seven Percent (7%) of the Liquidation Value.

(iv) In the event that any dividends are not paid because not legally allowable or not available, said dividends shall cumulate.

    (b)               Dividends payable under this Section 3 shall be paid to the holders of record of the outstanding Series B Preferred as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend.

        4. Voting.        The Series B Preferred shall have no voting rights, except as required by law.

        5. Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of the Series B Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all such Series B Preferred Stock outstanding on the date of such liquidation, dissolution or winding up, and the holders of Series B Preferred Stock shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation’s assets (or proceeds thereof) to be distributed among the holders of the Series B Preferred Stock and any Parity Securities are insufficient to permit payment in full to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon, in the case of holders of the Series B Preferred Stock, the aggregate Liquidation Value of the Series B Preferred Stock held by each such holder on the date of such liquidation, dissolution or winding up and, in the case of holders of any Parity Securities, the liquidation preference and accumulated and unpaid dividends which they are entitled to pursuant to such Parity Securities. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 10 days prior to the payment date statement therein, to each record holder of Series B Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other Person or Persons, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 5.

        6. Conversion and Registration Rights. In the event that the Corporation shall file a registration statement with the U.S. Securities and Exchange Commission subsequent to the issuance of the Series B Preferred hereunder, the holder shall have the right to convert that number of Series B Preferred Stock equal to up to 50% of the then unredeemed aggregate Liquidation Value of said Series B Preferred Stock into Common Stock of the Corporation, solely for the purpose of including said Common Stock in said registration and selling said Common Stock in the offering for which said registration is filed. The conversion ratio shall be established by dividing the Liquidation Value per share of Series B Preferred by the Common Stock price established for the Corporation’s Common Stock in the offering. Said rights of conversion and registration shall be subject to the discretion of the underwriters as to the inclusion of said Common Stock in said offering and to the effectiveness of said registration statement.

        7. Redemption.        The Series B Preferred shall be redeemable by the Corporation at any time in part or whole at 100% of the Liquidation Value, plus accrued and unpaid dividends. The Series B Preferred shall also redeemable at the option of the holder thereof once 100% of the Corporation’s 5% senior secured debentures due January 20, 2009 are liquidated through conversion, mandatory conversion, repurchase or payment by the Corporation. If such liquidation occurs in full before January 20, 2009, redemption shall be in twenty-four (24) equal monthly installments beginning thirty (30) days from the date of the Corporation’s receipt of notice from the holder, and continuing monthly thereafter. If such liquidation occurs on January 20,.2009, the redemption shall be in twelve (12) equal monthly installments, the first payment beginning thirty (30) days from January 20, 2009 and continuing monthly thereafter. In each case, said liquidation payments shall include all accrued and unpaid dividends. The Corporation shall notify the holder of the Series B Preferred Stock of the occurrence of the liquidation.

        8. Protective Provisions. For so long as any of the Series B Preferred remains outstanding, the consent of the holder of the Series B Preferred will be required for any amendment or change of the rights, preferences, privileges or powers of Series B Preferred or the issuance of any other series of preferred stock of the Corporation which is senior to Series B Preferred.

        9. Identical Rights.        Each share of Series B Preferred shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Series B Preferred.

        10. Certificates.        So long as any shares of the Series B Preferred are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

[THIS SPACE INTENTIONALLY BLANK. SIGNATURE PAGE TO FOLLOW.]

        IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation this 15th day of October, 2004.

ENER1, INC. By: _______________________________ Name: Ronald N. Stewart Title: Executive Vice President, General Counsel and Secretary

EXHIBIT B — $1.25 WARRANT FOR 4,166.666 SHARES

WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

WARRANT TO PURCHASE COMMON STOCK OF ENER1, INC.

(Subject to Adjustment)

Warrant No. 100

        THIS CERTIFIES THAT, for value received, Cofis Compagnie Fiduciaire S.A. or its permitted registered assigns (“Holder”), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after October 15, 2004 (the “Effective Date”), and before 5:00 p.m. Central Time on October 15, 2014 (the “Expiration Date”), to purchase from Ener1, Inc., a Florida corporation (the “Company”), 4,166,666 shares of Common Stock of the Company at a price per share of $1.25 (the “Purchase Price”). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to the Subscription Agreement, dated as of October 15, 2004 between, the Company and Holder.

        1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

“Registered Holder” shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

“SEC”shall mean the United States Securities and Exchange Commission.

“Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

“Warrant Shares” shall mean the shares of Common Stock to be issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant).

“Common Stock” shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

        2. EXERCISE OF WARRANT

    2.1.              Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto asExhibit 1 (the “Notice of Exercise”), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date:

(a) surrendering this Warrant at the principal office of the Company, and

    (b)        payment, in cash (by check) or by wire transfer, of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the “Exercise Amount”).

    2.2.              Stock Certificates; Fractional Shares. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

    2.3.              Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

        3. VALID ISSUANCE; TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company’s reasonable satisfaction that no tax or other charge is due.

        4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

    4.1.              Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of Warrant Shares shall be proportionally increased to reflect any stock split or subdivision of the Company’s Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of Warrant Shares shall be proportionally decreased to reflect any combination of the Company’s Common Stock.

    4.2.              Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of funds legally available therefor), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

    4.3.              Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

    4.4.              Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

    4.5.              Conversion of Common Stock. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are converted or reclassified into other securities or property pursuant to the Company’s Articles of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the “Termination Date”), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

        5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

        6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

        7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such Common Stock). All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws or restrictions provided for in Section 9 below. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

        8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, to any Registered Holder parent, subsidiary or affiliate, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

        9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that:

    (a)        it will not sell, transfer, pledge or hypothecate any or all of this Warrant without the prior written consent of the Company, which consent may be withheld in the Company’s sole and absolute discretion; and

    (b)        notwithstanding any consent given by the Company under Section 9(a) hereof, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the “1933 Act”), covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

        10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of registration rights, if any, previously granted to the registered Holder) and will be “restricted securities” within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

        11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

        12. NOTICES.All notices and other communications between the Company and the Holder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

if to the Company, to:

         Ener1, Inc.
         500 W. Cypress Creek Road, Suite 100
         Ft. Lauderdale, FL 33309
         Attn: Chief Executive Officer
         Telephone: (954) 556.4020
         Facsimile: (954) 776-5337

with a copy to:

         Ener1, Inc.
         500 W. Cypress Creek Road, Suite 100
         Ft. Lauderdale, FL 33309
         Attn: General Counsel
         Telephone: (954) 556.4020
         Facsimile: (954) 776-3359

if to the Holder, to:

         Cofis Compagnie Fiduciaire S.A.
         Cours des Bastions 4
         Case postale 5325
         CH-1211 Geneve 11
         Attn: Mr. Gerald Calame
         Tel.: +41 (0)22 809 10 70
         Fax : +41 (0)22 809 10 79
         E-mail : g.calame@cofisfiduciaire.ch

with a copy to: [Holder to provide]

         __________________________
         __________________________
         __________________________
         __________________________
         __________________________

        13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

        14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida without regard to its conflict of laws provisions and venue shall rest solely in the Federal or state courts located in Broward County, Florida.

        15. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

        16. NOTICES OF RECORD DATE. In case:

    16.1.               the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

    16.2.               of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company’s stock are to receive stock, securities or property of another corporation; or

16.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

    16.4.               of any redemption or conversion of all outstanding Common Stock; then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

        17. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        18. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

        19. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company’s securities under any other agreements, except rights that have been waived.

        20. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

[SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, the Company has executed this Warrant as of the Effective Date.

Ener1, Inc.,
a Florida corporation

By: ____________________________

Name: Ronald N. Stewart

Title: Executive Vice President,
General Counsel and Secretary

EXHIBIT 1

NOTICE OF EXERCISE

        (To be executed upon exercise of Warrant)

ENER1, INC.	WARRANT NO. 100

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Ener1, Inc., as provided for therein, and tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and tax identification number ):

Name: _________

Address: _________

Tax ID: __________________

Signature:________

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

EXHIBIT C — $1.50 WARRANT FOR 4,166.666 SHARES

WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

WARRANT TO PURCHASE COMMON STOCK OF ENER1, INC.

(Subject to Adjustment)

Warrant No. 101

        THIS CERTIFIES THAT, for value received, Cofis Compagnie Fiduciaire S.A. or its permitted registered assigns (“Holder”), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after October 15, 2004 (the “Effective Date”), and before 5:00 p.m. Central Time on October 15, 2014 (the “Expiration Date”), to purchase from Ener1, Inc., a Florida corporation (the “Company”), 4,166,666 shares of Common Stock of the Company at a price per share of $1.50 (the “Purchase Price”). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to the Subscription Agreement, dated as of October 15, 2004 between, the Company and Holder.

        1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

“Registered Holder” shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

“SEC”shall mean the United States Securities and Exchange Commission.

“Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

“Warrant Shares” shall mean the shares of Common Stock to be issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant).

“Common Stock” shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

        2. EXERCISE OF WARRANT

    2.1.              Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto asExhibit 1 (the “Notice of Exercise”), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date:

(a) surrendering this Warrant at the principal office of the Company, and

    (b)        payment, in cash (by check) or by wire transfer, of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the “Exercise Amount”).

    2.2.              Stock Certificates; Fractional Shares. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

    2.3.              Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

        3. VALID ISSUANCE; TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company’s reasonable satisfaction that no tax or other charge is due.

        4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

    4.1.              Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of Warrant Shares shall be proportionally increased to reflect any stock split or subdivision of the Company’s Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of Warrant Shares shall be proportionally decreased to reflect any combination of the Company’s Common Stock.

    4.2.              Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of funds legally available therefor), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

    4.3.              Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

    4.4.              Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

    4.5.              Conversion of Common Stock. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are converted or reclassified into other securities or property pursuant to the Company’s Articles of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the “Termination Date”), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

        5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

        6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

        7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such Common Stock). All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws or restrictions provided for in Section 9 below. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

        8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, to any Registered Holder parent, subsidiary or affiliate, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

        9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that:

    (a)        it will not sell, transfer, pledge or hypothecate any or all of this Warrant without the prior written consent of the Company, which consent may be withheld in the Company’s sole and absolute discretion; and

    (b)        notwithstanding any consent given by the Company under Section 9(a) hereof, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the “1933 Act”), covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

        10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of registration rights, if any, previously granted to the registered Holder) and will be “restricted securities” within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

        11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

        12. NOTICES. All notices and other communications between the Company and the Holder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

if to the Company, to:

         Ener1, Inc.
         500 W. Cypress Creek Road, Suite 100
         Ft. Lauderdale, FL 33309
         Attn: Chief Executive Officer
         Telephone: (954) 556.4020
         Facsimile: (954) 776-5337

with a copy to:

         Ener1, Inc.
         500 W. Cypress Creek Road, Suite 100
         Ft. Lauderdale, FL 33309
         Attn: General Counsel
         Telephone: (954) 556.4020
         Facsimile: (954) 776-3359

if to the Holder, to:

         Cofis Compagnie Fiduciaire S.A.
         Cours des Bastions 4
         Case postale 5325
         CH-1211 Geneve 11
         Attn: Mr. Gerald Calame
         Tel.: +41 (0)22 809 10 70
         Fax : +41 (0)22 809 10 79
         E-mail : g.calame@cofisfiduciaire.ch

with a copy to: [Holder to provide]

         __________________________
         __________________________
         __________________________
         __________________________
         __________________________

        13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

        14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida without regard to its conflict of laws provisions and venue shall rest solely in the Federal or state courts located in Broward County, Florida.

        15. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

        16. NOTICES OF RECORD DATE. In case:

    16.1.               the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

    16.2.               of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company’s stock are to receive stock, securities or property of another corporation; or

16.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

    16.4.                      of any redemption or conversion of all outstanding Common Stock; then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

        17. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        18.COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

        19. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company’s securities under any other agreements, except rights that have been waived.

        20. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

[SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, the Company has executed this Warrant as of the Effective Date.

Ener1, Inc.,
a Florida corporation

By: ____________________________

Name: Ronald N. Stewart

Title: Executive Vice President,
General Counsel and Secretary

EXHIBIT 1

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

ENER1, INC.	WARRANT NO. 101

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Ener1, Inc., as provided for therein, and tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and tax identification number ):

Name: _________

Address: _________

Tax ID: __________________

Signature:________

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

EXHIBIT D
[Copy of Rule 501(a)]

    (b)        Rule 501 — Definitions and Terms Used in Regulation D

        As used in Regulation D, the following terms shall have the meaning indicated:

a.	Accredited investor. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

1.	Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.	Any private business development company as defined in section 202(a)22 of the Investment Advisers Act of 1940;

3.	Any organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

6.	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and

8.	Any entity in which all of the equity owners are accredited investors.